EXHIBIT 99.3

EMPIRE PETROLEUM CORPORATION

1,980,198 Shares of Common Stock
Offered Pursuant to Rights Distributed to Security Holders

October 1, 2024

To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:

This letter is being distributed to securities dealers, commercial banks, trust companies and other nominees by Empire Petroleum Corporation (the “Company”) in connection with an offering (the “Rights Offering”) of non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of common stock, par value $0.001 per share, of the Company (“Common Stock”). The Subscription Rights are being distributed to all holders of record of Common Stock (“Record Date Stockholders”) as of the close of business on September 30, 2024 (the “Record Date”). The Rights Offering is described in the Company’s enclosed Prospectus Supplement, dated October 1, 2024 (the “Prospectus Supplement”), and its accompanying prospectus, dated September 22, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”). We are requesting that you contact your clients for whom you hold Common Stock, and who are to receive the Subscription Rights distributable with respect to those shares, regarding the Rights Offering.

In the Rights Offering, the Company is offering an aggregate of 1,980,198 shares of Common Stock to be issued upon the exercise of the Subscription Rights and Over-Subscription Rights (as defined below), which are described further in the Prospectus. The Subscription Rights will expire if they are not exercised by 5:00 p.m., Eastern Time, on October 16, 2024, unless the Company extends the Rights Offering period as described in the Prospectus (such date and time, as it may be extended, the “Expiration Date”).

As described in the Prospectus, stockholders on the Record Date (“Record Date Stockholders”) will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, Record Date Stockholders will be entitled to purchase 0.063 new shares of Common Stock. The number of Subscription Rights to be issued to Record Date Stockholders will be rounded down to the nearest whole number and fractional shares of Common Stock will not be issued upon the exercise of the Subscription Rights. The subscription price per share of Common Stock was determined by the Company’s board of directors on September 20, 2024. Record Date Stockholders will be required to pay for Common Stock pursuant to your Subscription Rights at the subscription price of $5.05 per share of Common Stock (the “Subscription Price”).

Phil E. Mulacek, Chairman of the Board of the Company (“Mulacek”) owns approximately 20.3% of our common stock outstanding prior to the rights offering, and Energy Evolution Master Fund, Ltd., a Cayman Islands exempted company and our largest stockholder (“EEF”) owns approximately 31.4% of our common stock outstanding prior to the rights offering. Mulacek and EEF have indicated their intent to participate in the rights offering and fully subscribe to the shares of common stock corresponding to their subscription rights, as well as their intent to fully exercise their over-subscription rights to purchase their proportion of the underlying securities related to the rights offering that remain unsubscribed at the Expiration Date.

You should be aware that there will be an over-subscription right associated with the Rights Offering. As described further in the Prospectus, Record Date Stockholders who fully exercise all Subscription Rights initially issued to them are entitled to an Over-Subscription Right to buy those shares of Common Stock (“Over-Subscription Shares”) that remain unsubscribed at the Expiration Date at the same Subscription Price. If enough Over-Subscription Shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among the Record Date Stockholders who have fully exercised their Subscription Rights and who have requested to over-subscribe, based on the number of shares of Common Stock purchased by virtue of their Subscription Rights. See the Prospectus for further details on the Over-Subscription Rights.

As noted above, Mulacek and EEF have indicated that they intend to fully exercise their Over-Subscription Rights relating to their portion of shares of Common Stock that remain unsubscribed at the Expiration Date.

Record Date Stockholders will be required to submit payment in full for all of the Common Stock they wish to buy pursuant to the exercise of their Subscription Rights and Over-Subscription Rights to Securities Transfer Corporation, the subscription agent for the Rights Offering, prior to 5:00 p.m., Eastern Time, on the Expiration Date. Any excess payments made by Record Date Stockholders as a result of the exercise of their Over-Subscription Rights (if any) will be refunded and will be mailed by Securities Transfer Corporation to such holder as soon as practicable after the Expiration Date. Record Date Stockholders will have no right to rescind a purchase after Securities Transfer Corporation has received payment either by means of a notice of guaranteed delivery or a check, except as described in the Prospectus.

The Subscription Rights will be evidenced by a subscription certificate (the “Subscription Certificate”) registered in the Record Date Stockholder’s name.

We are asking that you contact your clients for whom you hold shares of Common Stock registered in your name(s) or in the name(s) of your nominee(s) to obtain instructions with respect to the Subscription Rights. If you hold Subscription Rights for the account of more than one client, you may aggregate your exercise of Subscription Rights for all your clients, provided that you identify the number of Subscription Rights you are exercising for each client.

Securities dealers, commercial banks, trust companies and other nominees will be required to certify to Securities Transfer Corporation, before any Over-Subscription Rights may be exercised with respect to any particular beneficial owner, as to the aggregate number of Subscription Rights exercised and the number of shares of Common Stock subscribed for pursuant to any Over-Subscription Rights by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, Directors and other nominee holders of rights with the Subscription Certificates.

All commissions, fees and other expenses (including brokerage commissions and transfer taxes), other than fees and expenses paid to Securities Transfer Corporation, incurred in connection with the exercise of the Subscription Rights will be for the account of the holder of the Subscription Rights, and none of such commissions, fees or expenses will be paid by the Company or Securities Transfer Corporation.

Enclosed are copies of the following documents:

1.   The Prospectus;

2.   A Subscription Certificate;

3.   A form of letter and Beneficial Owner Election Form, on which you may obtain your clients’ instructions with regard to the Rights Offering; and

4.   A return envelope addressed to Securities Transfer Corporation.

Your prompt action is requested. As indicated in the Prospectus, to exercise your Subscription Rights you should deliver to Securities Transfer Corporation prior to 5:00 p.m., Eastern Time, on the Expiration Date, a properly completed and executed Subscription Certificate with payment of the estimated Subscription Price in full for each Common Share subscribed for pursuant to the Subscription Rights and/or Over-Subscription Rights (if applicable).

Additional copies of the enclosed materials and assistance or information may be obtained from Securities Transfer Corporation. Their telephone number is (469) 633-0101 and their e-mail address is stc@stctransfer.com.

Very truly yours,

Empire Petroleum Corporation

___________________________________

Nothing in the Prospectus Supplement or in the enclosed documents shall constitute you or any person as an agent of Empire Petroleum Corporation, the Subscription Agent or any other person making or deemed to be making offers of the securities issuable upon valid exercise of the rights, or authorize you or any other person to make any statements on behalf of any of them with respect to the offering except for statements made in the Prospectus Supplement.

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